UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 K Street NW, Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On August 28, 2015, FTI Consulting, Inc. (“FTI Consulting”) issued a press release announcing the results of its previously announced cash tender offer (the “Tender Offer”) to purchase any and all of its outstanding $400 million aggregate principal amount of 6  3⁄4% Senior Notes due 2020 (the “Notes”), which expired as of 5:00 p.m., New York City Time, on August 27, 2015 (the “Expiration Time”). As of the Expiration Time, a total of $192,897,000 aggregate principal amount of Notes had been validly tendered and not validly withdrawn in the Tender Offer. FTI Consulting has accepted all Notes validly tendered and not withdrawn and has paid the purchase price therefore.

In addition, on September 1, 2015, FTI Consulting issued a press release announcing that it has elected to redeem on October 1, 2015 the $207,103,000 aggregate principal amount of Notes that remained outstanding after the consummation of the Tender Offer.

Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference herein.

This Current Report on Form 8-K includes “forward-looking statements,” which involve uncertainties and risks. Forward-looking statements include statements concerning FTI Consulting’s plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of FTI Consulting’s future financial results. When used in this press release, words such as “expects,” “anticipates,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon FTI Consulting’s expectations at the time it makes them and various assumptions. FTI Consulting’s beliefs are expressed in good faith, and FTI Consulting believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations and beliefs will be achieved, and actual events may differ materially from its expectations and beliefs. FTI Consulting is under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of FTI Consulting, Inc. dated August 28, 2015, Announcing Results of the Tender Offer for Notes

99.2	Press Release of FTI Consulting, Inc. dated September 1, 2015, Announcing Redemption of Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTI CONSULTING, INC.

September 1, 2015	By:	/s/ Curtis Lu
	Name:	Curtis Lu
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of FTI Consulting, Inc. dated August 28, 2015, Announcing Results of the Tender Offer for Notes

99.2	Press Release of FTI Consulting, Inc. dated September 1, 2015, Announcing Redemption of Notes